                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                               Amendment No. 1 to

                                 Current Report


                       Pursuant to Section 13 or 15(D) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                November 19, 1999


                 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       1-13782              25-1615902
-------------------------------       -------------       -------------------
(State or other jurisdiction of        (Commission           (IRS Employer
        incorporation)                File Number)        Identification Number)


                   1001 Air Brake Avenue, Wilmerding PA 15148
                   ------------------------------------------
                    (Address of principal executive offices)


                                 (412) 825-1000
                                 --------------
                         (Registrant's telephone number)

                               Wabtec Corporation
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         This Amendment No. 1 to the Current Report on Form 8-K dated as of November 30, 1999 of the Registrant relates to the acquisition of MotivePower Industries, Inc., a Pennsylvania corporation ("MotivePower") by Westinghouse Air Brake Technologies Corporation, formerly known as Westinghouse Air Brake Company, ("Wabtec", the "Company" or the "Registrant") pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of September 26, 1999. The purpose of this amendment is to provide the financial statements of MotivePower required by Item 7(a) and Item 7(a)(2) of Form 8-K and the pro forma audited financial information required by Item 7(b) of Form 8-K, which information was excluded from the original filing in reliance upon Item 7(a)(4) of Form 8-K.

         Item 7(a) Financial Statements. The financial statements of MotivePower described below are incorporated herein by reference.

MotivePower SEC Filings
(SEC File No. 001-13225)                     Period
------------------------                     ------

Annual Report on Form 10-K         Fiscal Year ended December 31, 1998

                                   Filed with the Commission on March 8, 1999
                                   (Commission File No. 023802) and incorporated herein by reference.

Quarterly Report on Form 10-Q      For the Quarterly Period Ended March 31, 1999

                                   Filed with the Commission on May 14, 1999
                                   (Commission File No. 023802) and incorporated herein by reference.

Quarterly Report on Form 10-Q      For the Quarterly Period Ended June 30, 1999

                                   Filed with the Commission on August 16, 1999
                                   (Commission File No. 023802) and incorporated herein by reference.

Quarterly Report on Form 10-Q      For the Quarterly Period Ended September 30,
                                   1999

                                   Filed with the Commission on November 12,
                                   1999 (Commission File No. 023802) and
                                   incorporated herein by reference.

         Item 7(a)(2) Accountants' Report. The accountants' report is filed herewith.



         Item 7(b) Pro Forma Financial Information. The pro forma financial information of the combined company as of December 31, 1998 and for the years ended December 31, 1996, 1997 and 1998 is incorporated herein by reference to Form S-4/A, Registration No. 333-88903, filed on October 15, 1999 and the pro forma financial information of the combined company as of September 30, 1999 and for the nine months ended September 30, 1999 and 1998 is filed herewith in Annex A.

INDEPENDENT AUDITORS' REPORT



To the Stockholders and Board of Directors

of MotivePower Industries, Inc.:



We have audited the accompanying consolidated balance sheets of MotivePower Industries, Inc. and subsidiaries as of December 31, 1998 and 1997, and the related statements of income, cash flows and stockholders' equity for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of MotivePower Industries, Inc. and subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.



/s/ DELOITTE & TOUCHE LLP



Pittsburgh, Pennsylvania

February 11, 1999 (March 2, 1999 as to Note 18)

           Unaudited Pro Forma Condensed Combined Financial Statements

         The following unaudited pro forma condensed combined financial statements combine the historical consolidated balance sheets and statements of income of MotivePower and the Company giving effect to the merger using the pooling of interests method of accounting for a business combination.

         The information is derived from the unaudited consolidated financial statements of MotivePower and Wabtec, for the nine months ended September 30, 1999 and 1998. The information is only a summary and should be read in conjunction with the historical financial statements and related notes contained in the annual reports and other information that have been filed with the Securities and Exchange Commission.

         The unaudited pro forma condensed combined statements of income for the nine months ended September 30, 1999 and 1998 assume the merger was effected on January 1, 1996. The unaudited pro forma balance sheet gives effect to the merger as if it had occurred on September 30, 1999. The accounting policies of MotivePower and Wabtec are substantially comparable. However, adjustments were made to conform the classification of amortization expense in the unaudited pro forma condensed combined financial statements.

         The unaudited pro forma combined financial information is for illustrative purposes only. The MotivePower and Wabtec combined company may have performed differently had they always been combined. The unaudited pro forma condensed combined financial information may not be indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the merger.

                     Unaudited Pro Forma Condensed Combined
                                 Balance Sheet
                            As of September 30, 1999
                     Dollars in thousands, except par value


                                                            MotivePower      Wabtec        Pro Forma       Pro Forma
                                                           (as Reported)  (as Reported)   Adjustments      Combined
                                                            -----------    -----------    -----------     -----------
                                  Assets
                              Current Assets

    Cash                                                     $   7,935      $   7,487      $              $    15,422

    Accounts receivable                                         56,658        123,100                         179,758
    Inventories                                                105,308        110,966                         216,274
    Deferred taxes                                               7,531         13,132                          20,663
    Other                                                        9,436         12,344                          21,780
                                                             ---------      ---------      ---------      -----------
    Total current assets                                       186,868        267,029             --          453,897

    Property, plant and equipment                              158,616        236,361                         394,977
    Accumulated depreciation                                   (64,312)      (103,413)                       (167,725)
                                                             ---------      ---------      ---------      -----------
    Property, plant and equipment, net                          94,304        132,948             --          227,252

                               Other Assets
    Underbillings - MPI de Mexico                               27,318             --                          27,318
    Goodwill & other intangibles, net                           86,105        192,441                         278,546
    Other non-current assets                                    14,573         13,194                          27,767
                                                             ---------      ---------      ---------      -----------
    Total other assets                                         127,996        205,635             --          333,631

    Total Assets                                               409,168        605,612             --        1,014,780
                                                             =========      =========      =========      ===========

                   Liabilities and Shareholders' Equity
                           Current Liabilities
    Current portion of long-term debt                              572         27,666                          28,238
    Accounts payable                                            32,711         45,260                          77,971
    Accrued income taxes                                            96          8,228                           8,324
    Customer deposits                                            1,193         23,070                          24,263
    Other accrued liabilities                                   27,357         45,933         44,100          117,390
                                                             ---------      ---------      ---------      -----------
    Total current liabilities                                   61,929        150,157         44,100          256,186

    Long-term debt                                             123,317        413,728                         537,045
    Reserve for post retirement benefits                            --         17,103                          17,103
    Accrued pension costs                                           --          3,944                           3,944
    Deferred income taxes                                        2,978          3,606                           6,584
    Commitments and contingencies                               16,751             --                          16,751
    Other long-term liabilities                                  1,692          4,198                           5,890
                                                             ---------      ---------      ---------      -----------
    Total liabilities                                          206,667        592,736         44,100          843,503

                           Shareholders' Equity
    Preferred stock                                                 --             --                              --
    Common stock                                                   263            474            (84)             653
    Additional paid-in capital                                 208,357        109,186         (6,252)         311,291
    Treasury stock                                              (6,336)      (184,716)         6,336         (184,716)
    Unearned ESOP shares                                                     (126,191)                       (126,191)
    Retained earnings                                             (870)       219,198        (44,100)         174,228
    Deferred Compensation                                        6,255            (59)                          6,196
    Accumulated other comprehensive income (loss)               (5,168)        (5,016)                        (10,184)
                                                             ---------      ---------      ---------      -----------

    Total shareholders' equity                                 202,501         12,876        (44,100)         171,277
                                                             ---------      ---------      ---------      -----------

    Liabilities and Shareholders' Equity                     $ 409,168      $ 605,612      $      --      $ 1,014,780
                                                             =========      =========      =========      ===========


            See Accompanying Notes to Unaudited Pro Forma Condensed
                         Combined Financial Statements

                     Unaudited Pro Forma Condensed Combined
                              Statements of Income
                  For the Nine Months Ended September 30, 1999




                                                          MotivePower          Wabtec            Pro Forma            Pro Forma
                                                         (as Reported)     (as Reported)        Adjustments           Combined
                                                         -------------     -------------        -----------           --------

Net sales                                                  $294,347          $ 557,656           $                    $ 852,003
Cost of sales                                               218,752            374,605                                  593,357
                                                           --------          ---------           ----------           ---------
Gross profit                                                 75,595            183,051                                  258,646


Selling, general and administrative expenses                 33,880             59,873               (2,970)             90,783
Engineering expenses                                             --             27,332                                   27,332
Amortization expense                                             --              7,724                2,970              10,694
                                                           --------          ---------           ----------           ---------
Total operating expenses                                     33,880             94,929                   --             128,809

Income from operations                                       41,715             88,122                                  129,837
   Other income and expenses
Interest expense                                              7,136             26,612                                   33,748
Other income (expense), net                                     262             (1,000)                                    (738)
                                                           --------          ---------           ----------           ---------
Income before income taxes and extraordinary item            34,841             60,510                   --              95,351

Income taxes                                                 12,465             22,389                                   34,854
                                                           --------          ---------           ----------           ---------
Income before extraordinary item                           $ 22,376          $  38,121           $       --           $  60,497
                                                           ========          =========           ==========           =========
   Earnings per common share-Basic:
Income before extraordinary item                           $   0.83          $    1.50           $       --           $    1.40
                                                           ========          =========           ==========           =========
   Earnings per common share-Diluted:
Income before extraordinary item                           $   0.80          $    1.47           $       --           $    1.36
                                                           ========          =========           ==========           =========

   Weighted average basic shares outstanding:
     Basic                                                   27,058             25,449               (9,200)             43,307
     Diluted                                                 28,046             25,960               (9,536)             44,470





            See Accompanying Notes to Unaudited Pro Forma Condensed
                         Combined Financial Statements

                     Unaudited Pro Forma Condensed Combined
                              Statements of Income
                  For the Nine Months Ended September 30, 1998



                                                           MotivePower         Wabtec           Pro Forma          Pro Forma
                                                          (as Reported)    (as Reported)       Adjustments          Combined
                                                          -------------    -------------       -----------          --------

Net sales                                                   $258,720          $490,664          $                   $749,384
Cost of sales                                                196,946           332,487                               529,433
                                                            --------          --------          ---------           --------
Gross profit                                                  61,774           158,177                 --            219,951


Selling, general and administrative expenses                  29,395            55,831             (2,406)            82,820
Engineering expenses                                              --            20,453                                20,453
Amortization expense                                              --             5,873              2,406              8,279
                                                            --------          --------          ---------           --------
Total operating expenses                                      29,395            82,157                 --            111,552
                                                            --------          --------          ---------           --------

Income from operations                                        32,379            76,020                 --            108,399

            Other income and expenses
Interest expense                                               3,739            22,284                                26,023
Other income  - Argentina                                      2,622                                                   2,622
Other income (expense), net                                    2,989               141                                 3,130
                                                            --------          --------          ---------           --------
Income before income taxes and extraordinary item             34,251            53,877                 --             88,128

Income taxes                                                  11,549            20,473                                32,022
                                                            --------          --------          ---------           --------
Income before extraordinary item                            $ 22,702          $ 33,404          $      --           $ 56,106
                                                            ========          ========          =========           ========
         Earnings per common share-Basic:
Income before extraordinary item                            $   0.85          $   1.33          $      --           $   1.31
                                                            ========          ========          =========           ========
        Earnings per common share-Diluted:
Income before extraordinary item                            $   0.81          $   1.30          $      --           $   1.27
                                                            ========          ========          =========           ========

   Weighted average basic shares outstanding:
     Basic                                                    26,745            25,046             (9,093)            42,698
     Diluted                                                  27,899            25,696             (9,486)            44,109





            See Accompanying Notes to Unaudited Pro Forma Condensed
                         Combined Financial Statements

                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED

                              FINANCIAL STATEMENTS



Note 1.  Basis of Presentation

         The unaudited pro forma condensed combined statements of income are based on the consolidated financial statements of MotivePower and Wabtec for the nine months ended September 30, 1999 and 1998. The unaudited pro forma condensed combined balance sheet is based on the consolidated financial statements of MotivePower and Wabtec at September 30, 1999.

         MotivePower and Wabtec consolidated financial statements are prepared in conformity with generally accepted accounting principles and require MotivePower and Wabtec management to make estimates that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. In the opinion of MotivePower and Wabtec, the unaudited pro forma condensed combined financial statements include all adjustments necessary to present fairly the results of the periods presented. Actual results are not expected to differ materially from these estimates.

Note 2.  Accounting Policies and Financial Statement Classifications

         The accounting policies of MotivePower and Wabtec are substantially comparable. The unaudited pro forma combined condensed statements of income reflect reclassification adjustments to conform to the presentation of amortization expense.

         Certain revenues, costs and other deductions in the consolidated statements of income for Motive Power and Wabtec have been reclassified to conform to the line item presentation in the pro forma condensed combined statements of income.

Note 3.  Earning Per Share (as reported) and Pro Forma Earnings Per Share

         The MotivePower earnings per share (as reported) have been restated to reflect a three-for-two common stock split in the form of a 50 percent stock dividend effective April 2, 1999.

         The pro forma combined income before extraordinary item per common share is based on income before extraordinary item and the weighted average number of outstanding common shares. Income before extraordinary item per common share - diluted includes the dilutive effect of stock options and restricted stock awards. The pro forma combined weighted average number of outstanding common shares has been adjusted to reflect the exchange ratio of 0.66 shares of Wabtec common stock for each share of MotivePower common stock.

Note 4.  Intercompany Transactions

         Intercompany sales and purchase transactions were not material between the two companies and therefore are not reflected as adjustments to the unaudited pro forma condensed combined financial statements.

Note 5.  Merger-Related and Integration-Related Expenses

         A merger related charge of $44.1 million, consisting primarily of merger related fees, restructuring expenses and other integration related expenses, has been reflected in the Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 1999 and is not reflected in the Unaudited Pro Forma Condensed Combined Statements of Income due to its non-recurring nature. The unaudited pro forma condensed combined financial statements do not reflect the benefits from expected merger synergies. The $44.1 million charge is based on management's estimate of the merger-related costs ($70 million), net of a 37% tax rate.

Note 6.  Other Pro Forma Adjustments

         A pro forma adjustment has been made to reflect the cancellation of MotivePower common stock accounted for as treasury stock and the issuance of Wabtec common stock in exchange for all of the outstanding MotivePower common stock based on the exchange ratio of 0.66.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       WESTINGHOUSE AIR BRAKE TECHNOLOGIES
                                       CORPORATION



                                       By:    /s/ Robert J. Brooks
                                              --------------------
                                       Name:  Robert J. Brooks
                                       Title: Chief Financial Officer

Date:  January 27, 2000